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                                                                   EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-128370 on Form S-8 of Mountain National Bancshares, Inc. of our report dated March 27, 2006 appearing in this Annual Report on Form 10-KSB of Mountain National Bancshares, Inc. for the year ended December 31, 2005.



                                              /s/ Crowe Chizek and Company LLC


Brentwood, Tennessee
March 31, 2006